                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 15, 2004
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               Long Beach Acceptance Auto Receivables Trust 2004-B
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           Delaware                    333-108506-03              33-0660404
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(State of Other Jurisdiction of   (Commission file Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)
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     One Mack Centre Drive                                           07652
      Paramus, New Jersey                                          (Zip Code)
(Address of Principal Executive
            Offices)
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Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM: 8.01.   OTHER EVENTS

     Information relating to distributions to Noteholders for the November 2004
     Collection Period of the Registrant in respect of the Class A-1 Asset Back
     Notes, the Class A-2 Asset Backed Notes, the Class A-3 Asset Backed Notes
     and the Class A-4 Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period.
     Certificates are provided to Noteholders pursuant to the Sale and Servicing
     Agreement dated as of July 1, 2004 between Long Beach Acceptance Auto
     Receivables Trust 2004-B, as Issuer, Long Beach Acceptance Receivables
     Corp. as Transferor, Long Beach Acceptance Corp., as Originator, Servicer
     and Custodian and Wells Fargo Bank National Association, as Back-up
     Servicer and Trust Collateral Agent

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (b)  Exhibits

     Exhibit No. 99.1    Servicer's Certificate for the November 2004 Collection
                         Period for the December 15, 2004 Distribution Date.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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    Michael J. Pankey
    Executive Vice President and
    Chief Financial Officer

Dated: December 15, 2004